UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane Plymouth, MN 55442
(Address of Principal Executive Offices) (Zip Code)

(763) 553-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report

Item 5.  Other Events

On November 6, 2003, Zomax Incorporated issued a press release announcing the settlement of a customer claim.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

Exhibit 99.1                                    Press release dated November 6, 2003.

Item 12.                            Disclosure of Results of Operations and Financial Condition.

On November 6, 2003, Zomax Incorporated issued a press release announcing its 2003 third quarter financial results.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003

ZOMAX INCORPORATED

	By	/s/ John Gelp
John Gelp, Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: November 6, 2003	Commission File No.: 0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press Release dated November 6, 2003